UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 5, 2019

Date of Report (Date of earliest event reported)

Cars.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37869	81-3693660
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

300 S. Riverside Plaza, Suite 1000

Chicago, Illinois 60606

(Address of principal executive offices)

(312) 601-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	CARS	New York Stock Exchange

Item 2.02. Results of Operations and Financial Condition.

On August 5, 2019, Cars.com Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2019.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

Item 5.08.Shareholder Director Nominations.

The Cars.com Inc. Board of Directors (the “Board”) has established October 30, 2019, as the date of the Company’s 2019 annual meeting of stockholders (the “2019 Annual Meeting”). The Company will publish additional details regarding the exact time, location and matters to be voted on at the 2019 Annual Meeting in the Company’s proxy statement for the 2019 Annual Meeting. Because the date of the 2019 Annual Meeting represents a change of more than 30 days from the anniversary date of the Company’s 2018 annual meeting of stockholders (the “2018 Annual Meeting”), the deadlines for stockholders to submit proposals and nominations of directors as set forth in the Company’s definitive proxy statement for the 2018 Annual Meeting are no longer effective.

Under the Company’s Amended and Restated Bylaws (the “Bylaws”), in order for stockholder proposals and director nominations to be presented at the 2019 Annual Meeting (other than by means of inclusion of a stockholder proposal in the proxy materials under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is described below), written notice must be received by the Office of the Corporate Secretary not later than 5:00 p.m. Central Time on August 15, 2019. Such notice must comply with the procedural and content requirements of the Bylaws.

Stockholder proposals intended for inclusion in the Company’s definitive proxy statement for the 2019 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Office of the Corporate Secretary not later than 5:00 p.m. Central Time on August 15, 2019 (which the Company believes is a reasonable time before it begins to print and send its proxy materials).

All submissions to the Office of the Corporate Secretary should be mailed to the principal executive offices of the Company at: Cars.com Inc., Attn: Corporate Secretary, 300 S. Riverside Plaza, Suite 1000, Chicago, Illinois 60606.

Item 9.01     Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Exhibit
99.1	Cars.com Inc. Press Release, dated August 5, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cars.com Inc.

Date: August 5, 2019	By:	/s/ Becky A. Sheehan
Becky A. Sheehan Chief Financial Officer